                                                         Exhibit 99.B(h)(4)(iii)

                         AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                     BETWEEN

                                    THE FUNDS

                                       AND

                                DST SYSTEMS, INC.


                                                        TYPE OF        STATE OF       TAXPAYER
TAXPAYER/FUND NAME                                   ORGANIZATION    ORGANIZATION     I.D. NO.
------------------                                   ------------    ------------     --------
ING CORPORATE LEADERS TRUST FUND                    Trust            New York        13-6061925

ING EQUITY TRUST                                    Business Trust   Massachusetts      N/A
  ING Convertible Fund                                                               33-0552461
  ING Disciplined LargeCap Fund                                                      06-1533751
  ING Equity and Bond Fund                                                           33-0552418
  ING Financial Services Fund                                                        95-4020286
  ING LargeCap Growth Fund                                                           33-0733557
  ING LargeCap Value Fund                                                            20-0437128
  ING MidCap Opportunities Fund                                                      06-1522344
  ING MidCap Value Choice Fund                                                           TBD
  ING MidCap Value Fund                                                              86-1048451
  ING Principal Protection Fund                                                      86-1033467
  ING Principal Protection Fund II                                                   86-1039030
  ING Principal Protection Fund III                                                  86-1049217
  ING Principal Protection Fund IV                                                   82-0540557
  ING Principal Protection Fund V                                                    27-0019774
  ING Principal Protection Fund VI                                                   48-1284684
  ING Principal Protection Fund VII                                                  72-1553495
  ING Principal Protection Fund VIII                                                 47-0919259
  ING Principal Protection Fund IX                                                   20-0453800
  ING Principal Protection Fund X                                                    20-0584080
  ING Principal Protection Fund XI                                                   20-0639761
  ING Principal Protection Fund XII                                                  20-1420367
  ING Principal Protection Fund XIII                                                 20-1420401
  ING Principal Protection Fund XIV                                                  20-1420432
  ING Real Estate Fund                                                               43-1969240
  ING SmallCap Opportunities Fund                                                    04-2886856
  ING SmallCap Value Choice Fund                                                         TBD
  ING SmallCap Value Fund                                                            86-1048453

ING FUNDS TRUST                                     Statutory Trust  Delaware           N/A
  ING Classic Money Market Fund                                                      23-2978935

                                                        TYPE OF        STATE OF       TAXPAYER
TAXPAYER/FUND NAME                                   ORGANIZATION    ORGANIZATION     I.D. NO.
------------------                                   ------------    ------------     --------
ING FUNDS TRUST (CONT.)
  ING GNMA Income Fund                                                               22-2013958
  ING High Yield Bond Fund                                                           23-2978938
  ING Intermediate Bond Fund                                                         52-2125227
  ING Lexington Money Market Trust                                                   13-6766350
  ING Money Market Fund                                                              86-0955273
  ING National Tax-Exempt Bond Fund                                                  23-2978941

ING INVESTMENT FUNDS, INC.                          Corporation      Maryland            N/A
  ING MagnaCap Fund                                                                  22-1891924

ING INVESTORS TRUST                                 Business Trust   Massachusetts       N/A
  ING AIM Mid Cap Growth Portfolio                                                   13-3851354
  ING Alliance Mid Cap Growth Portfolio                                              51-0380290
  ING American Funds Growth Portfolio                                                55-0839555
  ING American Funds Growth-Income Portfolio                                         55-0839542
  ING American Funds International Portfolio                                         55-0839952
  ING Capital Guardian Large Cap Value Portfolio                                     23-3027332
  ING Capital Guardian Managed Global Portfolio                                      51-0377646
  ING Capital Guardian Small Cap Portfolio                                           13-3869101
  ING Developing World Portfolio                                                     52-2059121
  ING Eagle Asset Capital Appreciation Portfolio                                     13-3793993
  ING Evergreen Health Sciences Portfolio                                            20-0573913
  ING Evergreen Omega Portfolio                                                      20-0573935
  ING FMR(SM) Diversified Mid Cap Portfolio                                          25-6725709
  ING FMR(SM) Earnings Growth Portfolio                                                  TBD
  ING Goldman Sachs Tollkeeper(SM) Portfolio                                         23-3074142
  ING Hard Assets Portfolio                                                          95-6895627
  ING International Portfolio                                                        23-3074140
  ING Janus Special Equity Portfolio                                                 23-3054937
  ING Jennison Equity Opportunities Portfolio                                        13-6990661
  ING JPMorgan Small Cap Equity Portfolio                                            02-0558352
  ING Julius Baer Foreign Portfolio                                                  02-0558388
  ING Legg Mason Value Portfolio                                                     23-3054962
  ING LifeStyle Aggressive Growth Portfolio                                          20-0573999
  ING LifeStyle Growth Portfolio                                                     20-0573986
  ING LifeStyle Moderate Growth Portfolio                                            20-0573968
  ING LifeStyle Moderate Portfolio                                                   20-0573946
  ING Limited Maturity Bond Portfolio                                                95-6895624
  ING Liquid Assets Portfolio                                                        95-6891032
  ING Marsico Growth Portfolio                                                       51-0380299
  ING Marsico International Opportunities Portfolio                                      TBD
  ING Mercury Focus Value Portfolio                                                  02-0558367
  ING Mercury Large Cap Growth Portfolio                                             02-0558346

                                                        TYPE OF        STATE OF       TAXPAYER
TAXPAYER/FUND NAME                                   ORGANIZATION    ORGANIZATION     I.D. NO.
------------------                                   ------------    ------------     --------
ING INVESTORS TRUST (CONT.)
  ING MFS Mid Cap Growth Portfolio                                                   51-0380288
  ING MFS Total Return Portfolio                                                     51-0380289
  ING Oppenheimer Main Street Portfolio(R)                                           51-0380300
  ING PIMCO Core Bond Portfolio                                                      51-0380301
  ING PIMCO High Yield Portfolio                                                     02-0558398
  ING Pioneer Fund Portfolio                                                         20-1487161
  ING Pioneer Mid Cap Value Portfolio                                                20-1487187
  ING Salomon Brothers All Cap Portfolio                                             23-0326348
  ING Salomon Brothers Investors Portfolio                                           23-3027331
  ING Stock Index Portfolio                                                          55-0839540
  ING T. Rowe Price Capital Appreciation Portfolio                                   95-6895626
  ING T. Rowe Price Equity Income Portfolio                                          95-6895630
  ING UBS U.S. Balanced Portfolio                                                    23-3054961
  ING Van Kampen Equity Growth Portfolio                                             02-0558376
  ING Van Kampen Global Franchise Portfolio                                          02-0558382
  ING Van Kampen Growth and Income Portfolio                                         13-3729210
  ING Van Kampen Real Estate Portfolio                                               95-6895628

ING MAYFLOWER TRUST                                 Business Trust   Massachusetts       N/A
  ING International Value Fund                                                       06-1472910

ING MUTUAL FUNDS                                    Statutory Trust  Delaware            N/A
  ING Emerging Countries Fund                                                        33-0635177
  ING Foreign Fund                                                                   72-1563685
  ING Global Equity Dividend Fund                                                    55-0839557
  ING Global Real Estate Fund                                                        86-1028620
  ING International Fund                                                             22-3278095
  ING International Value Choice Fund                                                    TBD
  ING International SmallCap Growth Fund                                             33-0591838
  ING Precious Metals Fund                                                           13-2855309
  ING Russia Fund                                                                    22-3430284
  ING Worldwide Growth Fund                                                          33-0552475

ING PARTNERS, INC.                                  Corporation      Maryland           N/A
  ING Aeltus Enhanced Index Portfolio                                                52-2354152
  ING American Century Select Portfolio                                              52-2354143
  ING American Century Small Cap Value Portfolio                                     45-0467862
  ING Baron Small Cap Growth Portfolio                                               75-3023525
  ING Fidelity(R) VIP Contrafund(R) Portfolio                                        20-1351800
  ING Fidelity(R) VIP Equity Income Portfolio                                        20-1352142
  ING Fidelity(R) VIP Growth Portfolio                                               20-1352125
  ING Fidelity(R) VIP Mid Cap Portfolio                                              20-1352148

                                                        TYPE OF        STATE OF       TAXPAYER
TAXPAYER/FUND NAME                                   ORGANIZATION    ORGANIZATION     I.D. NO.
------------------                                   ------------    ------------     --------
ING PARTNERS, INC. (CONT.)
  ING Goldman Sachs(R) Capital Growth Portfolio                                      52-2354149
  ING Goldman Sachs(R) Core Equity Portfolio                                         51-0457737
  ING JPMorgan Fleming International Portfolio                                       06-1496079
  ING JPMorgan Mid Cap Value Portfolio                                               75-3023510
  ING MFS Capital Opportunities Portfolio                                            06-1496058
  ING OpCap Balanced Value Portfolio                                                 52-2354147
  ING Oppenheimer Global Portfolio                                                   75-3023503
  ING Oppenheimer Strategic Income Portfolio                                         20-1544721
  ING PIMCO Total Return Portfolio                                                   75-3023517
  ING Salomon Brothers Aggressive Growth
  Portfolio                                                                          06-1496052
  ING Salomon Brothers Fundamental Value
  Portfolio                                                                          52-2354160
  ING Salomon Brothers Investors Value Portfolio                                     52-2354157
  ING Salomon Brothers Large Cap Growth Portfolio                                    51-0457738
  ING T. Rowe Price Diversified Mid Cap Growth
  Portfolio                                                                          52-2354156
  ING T. Rowe Price Growth Equity Portfolio                                          06-1496081
  ING UBS U.S. Large Cap Equity Portfolio                                            06-1496055
  ING Van Kampen Comstock Portfolio                                                  75-3023521
  ING Van Kampen Equity and Income Portfolio                                         52-2354153

ING PRIME RATE TRUST                                Business Trust   Massachusetts   95-6874587

ING SENIOR INCOME FUND                              Statutory Trust  Delaware        86-1011668

ING VARIABLE INSURANCE TRUST                        Statutory Trust  Delaware            N/A
  ING GET U.S. Core Portfolio - Series 1                                             43-2007006
  ING GET U.S. Core Portfolio - Series 2                                             41-2107140
  ING GET U.S. Core Portfolio - Series 3                                             32-0090501
  ING GET U.S. Core Portfolio - Series 4                                             32-0090502
  ING GET U.S. Core Portfolio - Series 5                                             32-0090504
  ING GET U.S. Core Portfolio - Series 6                                             32-0090505
  ING GET U.S. Core Portfolio - Series 7                                             83-0403223
  ING GET U.S. Core Portfolio - Series 8                                             20-1420513
  ING GET U.S. Core Portfolio - Series 9                                             20-1420578
  ING GET U.S. Opportunity Portfolio - Series 1                                      43-2007032
  ING GET U.S. Opportunity Portfolio - Series 2                                          TBD
  ING VP Worldwide Growth Portfolio                                                  25-6705433

                                                        TYPE OF        STATE OF       TAXPAYER
TAXPAYER/FUND NAME                                   ORGANIZATION    ORGANIZATION     I.D. NO.
------------------                                   ------------    ------------     --------
ING VARIABLE PRODUCTS TRUST                         Business Trust   Massachusetts       N/A
  ING VP Convertible Portfolio                                                       86-1028318
  ING VP Disciplined LargeCap Fund                                                   06-6397003
  ING VP Financial Services Portfolio                                                86-1028316
  ING VP High Yield Bond Portfolio                                                   06-6396995
  ING VP International Value Portfolio                                               06-6453493
  ING VP LargeCap Growth Portfolio                                                   86-1028309
  ING VP MagnaCap Portfolio                                                          06-6493762
  ING VP MidCap Opportunities Portfolio                                              06-6493760
  ING VP Real Estate Portfolio                                                       20-0453833
  ING VP SmallCap Opportunities Portfolio                                            06-6397002

ING VP EMERGING MARKETS FUND, INC.                  Corporation      Maryland        06-1287459

ING VP NATURAL RESOURCES TRUST                      Business Trust   Massachusetts   22-2932678

USLICO SERIES FUND                                  Business Trust   Massachusetts       N/A
  The Asset Allocation Portfolio                                                     54-1499147
  The Bond Portfolio                                                                 54-1499901
  The Money Market Portfolio                                                         54-1499149
  The Stock Portfolio                                                                54-1499398


Last Approved: November 10, 2004

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